CIGNA HIGH
                                                                   INCOME SHARES
                                                 -------------------------------

                                                            First Quarter Report
                                                                  March 31, 2004

                                                                    [CIGNA LOGO]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our commentary for CIGNA High Income Shares (the "Fund") covering the quarter ended March 31, 2004 follows.

Market Summary

The high yield bond market exhibited multiple personalities in the first quarter. The first three weeks of January were exceptionally strong, a carryover from last year's robust strength. The combination of the NASDAQ trading off and a surge in lower quality new issues in late January and early February caused the high yield bond market to post its first negative return in eight months in February (according to the Merrill Lynch High Yield Index ["the Index"]). Given the lack of clear conviction in the market, yield spreads remained virtually unchanged in March and produced a "coupon clipping" return for the month.

While deeply discounted, triple-C and below rated bonds started off the year strongly, similar to last year, then faded in February and March. With many marginal credits trading at close to par or above, the steam in these bonds may have run out. As indicated in the table below, double-B credits actually performed the best in the first quarter, benefiting from the 10-year U.S. Treasury bond yield declining from 4.25% at year-end to 3.84% at the end of the first quarter.

Merrill Lynch High Yield Index
Performance By Rating(1)

Bond       January       February      March
Rating       2004          2004         2004         Year-to-Date(2)
------       ----          ----         ----         ---------------
BB           1.38%         0.67%        1.19%             3.27%
B            1.22%        -0.12%        0.66%             1.77%
C Rated      3.15%        -1.62%       -0.32%             1.16%

(1) Source: Merrill Lynch High Yield Index (H0A0)
(2) Period ending March 31

At March 31, 2004, the average maturity of the Fund was 8.0 years, shorter than the benchmark maturity of 8.2 years. The Fund's average coupon was 8.87% versus 8.45% for the benchmark. The Fund remains broadly diversified, with holdings in 205 issues in 30 different industries. The Fund's leverage during the quarter remained below 33% of assets and was 29% at March 31, 2004.

Fund Performance

The Fund returned 1.72% for the quarter (based on its net asset value), underperforming the 2.34% return of the Lehman Brothers High Yield Bond Index, its benchmark, by 62 basis points (bps). The Fund's return for the quarter, based on the market value of its shares traded on the New York Stock Exchange, was 1.37%.

The Fund's performance versus the high yield bond market for the quarter was weighed down by January's performance.

The market's performance in January, according to the Index, was driven by the 3.15% return of triple-C rated and below credits and deeply discounted securities. Bonds priced $80-$90 rose 4.05% and bonds below $80 rose 6.72%. By not deviating from investing in better quality, primarily single-B credits, the Fund underperformed early in the quarter. However performance has come back in line with the index as technical conditions have become more mixed.

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                                                                               2

Outlook

As the high yield market has transitioned over the past two months from a "technically" driven to "credit" driven market, this shift should be a benefit for a credit disciplined portfolio such as the Fund. The Fund remains in excellent credit shape with no defaults or looming credit problems. We believe the Fund is positioned well for the current environment, invested in primarily single-B companies with improving credit fundamentals that should benefit from the improving U.S. economy.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

Note: This commentary is not part of the First Quarter Report to Shareholders.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             3
March 31, 2004 (Unaudited)

                                                                Principal          Value
                                                                    (000)          (000)
----------------------------------------------------------------------------------------
BONDS AND NOTES - 136.0%
Aerospace/Defense - 5.7%
Aviall, Inc., 7.63%, 2011                                          $1,750       $  1,881
BE Aerospace, Inc.,
   8.00%, 2008                                                      1,500          1,380
   9.50%, 2008                                                      1,000            960
Communications & Power Industries, Inc.,
   8.00%, 2012 (144A security acquired
   Jan. 2004 for $500) (a)                                            500            508
Hexcel Corp., 9.75%, 2009                                           1,750          1,820
Sequa Corp., 8.88%, 2008                                            1,500          1,665
Titan Corp., 8.00%, 2011
   (144A security acquired May 2003 for $506) (a)                     500            573
                                                                                --------
                                                                                   8,787
                                                                                --------
Auto/Trucks - 6.1%
Accuride Corp., 9.25%, 2008                                         1,625          1,678
Dana Credit Corp., 8.38%, 2007
   (144A security acquired May, July & Dec. 2002
   for $1,770) (a)                                                  1,850          2,035
Delco Remy International, Inc.,
   10.63%, 2006                                                       750            761
   11.00%, 2009                                                       500            535
Tenneco Automotive, Inc., 11.63%, 2009                              2,500          2,719
TRW Automotive, Inc.,
   9.38%, 2013                                                      1,106          1,272
   11.00%, 2013                                                       273            326
                                                                                --------
                                                                                   9,326
                                                                                --------
Beverages/Food - 5.5%
American Seafoods Group LLC,
   10.13%, 2010                                                       640            768
Del Monte Corp., 8.63%, 2012                                          610            683
Dole Food, Inc.,
   7.25%, 2010                                                        750            773
   8.88%, 2011                                                      1,000          1,090
Land O' Lakes, Inc., 8.75%, 2011                                      650            579
Michael Foods, Inc., 8.00%, 2013
   (144A security acquired Nov. 2003 for $600) (a)                    600            636


                                                                Principal          Value
                                                                    (000)          (000)
----------------------------------------------------------------------------------------
Beverages/Food (continued)
Pinnacle Foods Holding Corp., 8.25%, 2013
   (144A security acquired Nov. & Dec. 2003 for $1,015) (a)        $1,000       $  1,062
Premier International Foods PLC,
   12.00%, 2009                                                     2,100          2,278
Seminis Vegetable Seeds, Inc., 10.25%, 2013
   (144A security acquired Oct. 2003 for $538) (a)                    500            553
                                                                                --------
                                                                                   8,422
                                                                                --------
Broadcasting & Media - 2.3%
Allbritton Communications Co., 7.75%, 2012                          1,370          1,421
Corus Entertainment, Inc., 8.75%, 2012                                550            612
Panamsat Corp., 8.50%, 2012                                           420            439
Sinclair Broadcast Group,
   8.75%, 2011                                                        500            554
   8.00%, 2012                                                        500            542
                                                                                --------
                                                                                   3,568
                                                                                --------
Building Materials - 1.7%
Interface, Inc.,
   7.30%, 2008                                                        800            792
   10.38%, 2010                                                       350            396
Jacuzzi Brands, Inc., 9.63%, 2010                                     250            276
Nortek Holdings, Inc.,
   Step Coupon (0% to 11/15/07), 2011
   (144A security acquired Nov. 2003 for $1,069) (a)                1,500          1,140
                                                                                --------
                                                                                   2,604
                                                                                --------
Cable TV - 5.5%
Charter Communications Holdings LLC,
   10.25%, 2010 (144A security acquired
   Nov. 2003 for $1,276) (a)                                        1,250          1,288
CSC Holdings, Inc., 10.50%, 2016                                    2,550          2,958
DirecTV Holdings LLC, 8.38%, 2013                                   1,210          1,379
Mediacom Broadband LLC, 11.00%, 2013                                  590            633
Mediacom LLC,
   8.50%, 2008                                                      1,750          1,750
   9.50%, 2013                                                        500            495
                                                                                --------
                                                                                   8,503
                                                                                --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             4
March 31, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Chemicals/Plastics - 4.3%
Equistar Chemicals LP, 10.13%, 2008                             $  930       $  1,000
Huntsman ICI Chemicals, Inc., 10.13%, 2009                       1,605          1,633
ISP Holdings, Inc., 10.63%, 2009                                   770            855
Koppers Industry, Inc., 9.88%, 2013
   (144A security acquired Oct. 2003 for $525) (a)                 500            550
Kraton Polymers LLC, 8.13%, 2014 (144A security
   acquired Dec. 2003 for $506) (a)                                500            533
Lyondell Chemical Co.,
   10.88%, 2009                                                    500            499
   10.50%, 2013                                                  1,500          1,582
                                                                             --------
                                                                                6,652
                                                                             --------
Consumer Products - 7.1%
American Achievement Corp., 8.25%, 2012
   (144A security acquired Mar. 2004 for $557) (a)                 550            565
FTD, Inc., 7.75%, 2014 (144A security acquired
   Feb. 2004 for $506) (a)                                         500            500
Jafra Cosmetics International, Inc., 10.75%, 2011                2,000          2,270
Jarden Corp., 9.75%, 2012                                          500            555
Jostens, Inc., 12.75%, 2010                                      1,130          1,277
Playtex Products, Inc., 9.38%, 2011                              1,000            960
Prestige Brands, Inc., 9.25%, 2012
   (144A security acquired Mar. 2004 for $500) (a)                 500            500
Samsonite Corp., 10.75%, 2008                                    2,000          2,085
Sealy Mattress Co., 8.25%, 2014 (144A security
   acquired Mar. 2004 for $1,000) (a)                            1,000          1,000
United Industries Corp., 9.88%, 2009                             1,085          1,139
                                                                             --------
                                                                               10,851
                                                                             --------
Containers & Packaging - 6.4%
Crown Euro Holdings S.A., 9.50%, 2011                            1,430          1,609
Graham Packaging Co., Inc., 8.75%, 2008                            500            513
Step Coupon (10.75% to 1/15/09), 2009                              910            940
Graphic Packaging International, Inc., 9.50%, 2013               1,000          1,130
Greif Brothers Corp., 8.88%, 2012                                  940          1,025
Owens-Brockway,
   8.75%, 2012                                                   1,850          2,007
   8.25%, 2013                                                   1,750          1,811
U.S. Can Corp., 10.88%, 2010                                       750            791
                                                                             --------
                                                                                9,826
                                                                             --------


                                                             Principal          Value
                                                                 (000)          (000)
-------------------------------------------------------------------------------------
Electronics - 0.3%
Amkor Technology, Inc., 7.13%, 2011
   (144A security acquired Mar. 2004 for $499) (a)              $  500       $    500
                                                                             --------
Environmental - 1.0%
Allied Waste North America, Inc.,
   10.00%, 2009                                                    590            633
   6.13%, 2014
   (144A security acquired Mar. 2004 for $588) (a)                 600            580
IESI Corp., 10.25%, 2012                                           250            274
                                                                             --------
                                                                                1,487
                                                                             --------
Gaming - 5.8%
Boyd Gaming Corp., 7.75%, 2012                                   1,000          1,070
Hard Rock Hotel, Inc., 8.88%, 2013                               1,000          1,070
Inn of the Mountain Gods Resort & Casino,
   12.00%, 2010
   (144A security acquired Oct. 2003 for $1,000) (a)             1,000          1,083
Isle of Capri Casinos, Inc., 7.00%, 2014
   (144A security acquired Feb. 2004 for $1,500) (a)             1,500          1,508
Jacobs Entertainment, Inc., 11.88%, 2009                           900            977
Pinnacle Entertainment, Inc.,
   9.25%, 2007                                                     133            136
   8.25%, 2012
   (144A security acquired Feb. 2004 for $1,986) (a)             2,000          1,950
Station Casinos, Inc., 6.88%, 2016
   (144A security acquired Mar. 2004 for $1,029) (a)             1,000          1,027
                                                                             --------
                                                                                8,821
                                                                             --------
General Industrial - 2.2%
Blount, Inc., 13.00%, 2009                                       1,500          1,622
Norcross Safety Products LLC, 9.88%, 2011                          900            979
Trimas Corp., 9.88%, 2012                                          730            799
                                                                             --------
                                                                                3,400
                                                                             --------
Grocery - 2.4%
Couche-Tard U.S. LP, 7.50%, 2013 (144A security
   acquired Dec. 2003 for $759) (a)                                750            803
Pathmark Stores, Inc., 8.75%, 2012                               1,500          1,567
Stater Brothers Holdings, Inc., 10.75%, 2006                     1,230          1,287
                                                                             --------
                                                                                3,657
                                                                             --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
March 31, 2004 (Unaudited) (Continued)

                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Health Care - 6.0%
Alliance Imaging, Inc., 10.38%, 2011                                 $  172       $    172
Beverly Enterprises, Inc., 9.63%, 2009                                  375            428
Extendicare Health Services, Inc., 9.50%, 2010                        1,100          1,229
Iasis Healthcare Corp., 13.00%, 2009                                  1,930          2,142
Medex, Inc., 8.88%, 2013
   (144A security acquired July 2003 for $1,040) (a)                  1,000          1,088
NeighborCare, Inc., 6.88%, 2013
   (144A security acquired Oct. 2003 for $750) (a)                      750            782
Omega Healthcare Investors, Inc., 7.00%, 2014
   (144A security acquired Mar. 2004 for $1,521) (a)                  1,500          1,538
Province Healthcare Co., 7.50%, 2013                                  1,000          1,040
Select Medical Corp., 7.50%, 2013                                       500            539
Sybron Dental Specialties, Inc., 8.13%, 2012                            250            277
                                                                                  --------
                                                                                     9,235
                                                                                  --------
Home Construction - 1.1%
K. Hovnanian Enterprises, Inc., 7.75%, 2013                           1,500          1,635
                                                                                  --------
Leasing - 2.2%
United Rentals, Inc.,
   7.75%, 2013
   (144A security acquired Oct. 2003 for $1,000) (a)                  1,000            975
   7.00%, 2014
   (144A security acquired Jan. 2004 for $1,000) (a)                  1,000            940
Williams Scotsman, Inc., 9.88%, 2007                                  1,520          1,520
                                                                                  --------
                                                                                     3,435
                                                                                  --------
Leisure/Entertainment - 6.4%
AMC Entertainment, Inc., 9.50%, 2011                                  1,044          1,091
AMF Bowling Worldwide, Inc.,
   10.00%, 2010
   (144A security acquired Mar. 2004 for $521) (a)                      500            518
Imax Corp., 9.63%, 2010 (144A security acquired
   Nov. 2003 for $1,271) (a)                                          1,250          1,306
Intrawest Corp.,
   10.50%, 2010                                                         980          1,074
   7.50%, 2013                                                        1,000          1,032
Royal Caribbean Cruises Ltd.,
   6.88%, 2013                                                          500            526
   7.25%, 2018                                                        1,250          1,306


                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Leisure/Entertainment (continued)
Six Flags, Inc., 8.88%, 2010                                         $1,100       $  1,136
Town Sports International, Inc., 9.63%, 2011                          1,750          1,851
                                                                                  --------
                                                                                     9,840
                                                                                  --------
Lodging/Hotels - 3.3%
Felcor Lodging LP,
   10.00% (Coupon change based on rating), 2008                         620            660
   9.00% (Coupon change based on rating), 2011                          570            611
Host Marriott Corp.,
   9.25%, 2007                                                          780            874
   7.88%, 2008                                                          736            767
   7.13%, 2013                                                        1,000          1,038
La Quinta Properties, Inc., 8.88%, 2011                               1,000          1,130
                                                                                  --------
                                                                                     5,080
                                                                                  --------
Oil & Gas - 5.6%
Chesapeake Energy Corp., 7.75%, 2015                                  1,000          1,103
Continental Resources, Inc., 10.25%, 2008                               500            513
Exco Resources, Inc., 7.25%, 2011
   (144A security acquired Jan. 2004 for $1,005) (a)                  1,000          1,032
Ferrellgas Partners LP, 8.75%, 2012                                     810            899
Premcor Refining Group, Inc., 9.50%, 2013                               830            967
Transmontaigne, Inc., 9.13%, 2010
   (144A security acquired May & June 2003 for
   $1,780) (a)                                                        1,750          1,872
Universal Compression, Inc., 7.25%, 2010                              2,000          2,145
                                                                                  --------
                                                                                     8,531
                                                                                  --------
Paper - 4.6%
Abitibi-Consolidated, Inc., 6.00%, 2013                                 500            468
Ainsworth Lumber Co., Ltd., 6.75%, 3/15/14
   (144A security acquired Feb. 2004 for $1,004) (a)                  1,000          1,005
Georgia-Pacific Corp.,
   8.00%, 2014                                                        1,000          1,120
   8.00%, 2024
   (144A security acquired Dec. 2003 for $1,000) (a)                  1,000          1,055
Jefferson Smurfit Corp., 7.50%, 2013                                  1,000          1,050
MDP Acquisitions PLC, 9.63%, 2012                                     1,100          1,238
Smurfit Capital Funding PLC, 7.50%, 2025                              1,050          1,055
                                                                                  --------
                                                                                     6,991
                                                                                  --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
March 31, 2004 (Unaudited) (Continued)

                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Printing & Publishing - 8.3%
American Media Operation, Inc.,
   10.25%, 2009                                                      $  500       $    524
   8.88%, 2011                                                          210            208
Dex Media East/West LLC,
   9.88%, 2009                                                          500            562
   12.13%, 2012                                                         980          1,144
   8.00%, 2013
   (144A security acquired Nov. 2003 for $750) (a)                      750            744
   9.88%, 2013
   (144A security acquired Aug. 2003 for $500) (a)                      500            555
Goss Holdings, Inc., 12.25%, 2005 (b) (c) (e)                         2,764             --
Houghton Mifflin Co.,
   8.25%, 2011                                                          820            844
   9.88%, 2013                                                          410            423
Liberty Group, Inc., 9.38%, 2008                                        825            838
Mail Well I Corp., 7.88%, 2013
   (144A security acquired Jan. 2004 for $1,000) (a)                  1,000            945
Primedia, Inc., 8.88%, 2011                                           1,595          1,643
Quebecor Media Inc., 11.13%, 2011                                     1,485          1,704
RH Donnelley Finance Corp., I, 10.88%, 2012
   (144A security acquired Nov. 2002 for $760) (a)                      760            906
Vertis, Inc., 9.75%, 2009                                             1,000          1,082
Von Hoffman Corp., 10.25%, 2009                                         500            522
                                                                                  --------
                                                                                    12,644
                                                                                  --------
Restaurants - 0.5%
Buffets, Inc., 11.25%, 2010                                             400            436
Dominos, Inc., 8.25%, 2011                                              250            269
                                                                                  --------
                                                                                       705
                                                                                  --------
Retail - 7.1%
CSK Auto, Inc., 7.00%, 2014
   (144A security acquired Feb. 2004 for $501) (a)                      500            502
General Nutrition Centers, Inc.,
   8.50%, 2010 (144A security acquired Nov. 2003
   & Feb. 2004 for $1,533) (a)                                        1,500          1,575
Rent-A-Center, Inc., 7.50%, 2010                                      2,250          2,385


                                                                  Principal          Value
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
Retail (continued)
Rite Aid Corp.,
   8.13%, 2010                                                       $  250       $    267
   7.70%, 2027                                                        2,750          2,530
Saks, Inc., 7.38%, 2019                                               2,500          2,619
WH Holdings Ltd., 9.50%, 2011
   (144A security acquired Mar. 2004 for $1,004) (a)                  1,000          1,045
                                                                                  --------
                                                                                    10,923
                                                                                  --------
Service - 9.5%
Affinity Group, Inc., 9.00%, 2012
   (144A security acquired Mar. 2004 for $374) (a)                      350            373
Alderwoods Group, Inc., 12.25%, 2009                                  2,075          2,324
Corrections Corp. of America,
   7.50%, 2011                                                        1,000          1,054
Iron Mountain, Inc.,
   7.75%, 2015                                                        1,000          1,055
   6.63%, 2016                                                        1,000            975
Johnsondiversey Holdings, Inc.,
   Step Coupon (0% to 5/15/07), 2013                                  1,000            765
Lodgenet Entertainment Corp.,
   9.50%, 2013                                                        1,500          1,672
NBC Acquisition Corp.,
   Step Coupon (10.75% to 2/15/09), 2009 (e)                          1,920          1,997
Nebraska Book Co., Inc., 8.63%, 2012
   (144A security acquired Feb. & Mar. 2004 for
   $1,212) (a)                                                        1,200          1,236
Service Corp. International,
   7.70%, 2009                                                        1,382          1,482
URS Corp., 11.50%, 2009                                               1,030          1,164
Wesco Distribution, Inc., 9.13%, 2008                                   410            420
                                                                                  --------
                                                                                    14,517
                                                                                  --------
Technology - 1.2%
Lucent Technologies, Inc.,
   5.50%, 2008                                                          250            242
   6.45%, 2029                                                          750            634
New ASAT Finance Ltd, 9.25%, 2011
   (144A security acquired Jan. 2004 for $500) (a)                      500            536
Xerox Capital Trust I, 8.00%, 2027                                      500            491
                                                                                  --------
                                                                                     1,903
                                                                                  --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
March 31, 2004 (Unaudited) (Continued)

                                                        Principal                Value
                                                            (000)                (000)
--------------------------------------------------------------------------------------
Telecommunications - 14.1%
ACC Escrow Corp., 10.00%, 2011                             $1,250             $  1,194
Alamosa Delaware, Inc., 8.50%, 2012 (144A
   security acquired Jan. & Feb. 2004 for $764) (a)           750                  716
American Tower Corp., 9.38%, 2009                           2,750                2,922
Centennial Communications Corp., 10.13%, 2013               1,000                1,030
Cincinnati Bell, Inc.,
   7.25%, 2013                                              1,000                1,010
   8.38%, 2014                                                500                  497
Crown Castle International Corp., 7.50%, 2013               1,250                1,228
Level 3 Communications, Inc., 10.75%, 2011 (144A
   security acquired Oct. & Nov. 2003 for $1,816) (a)       1,750                1,724
Nextel Communications, Inc.,
   9.38%, 2009                                                685                  745
   5.95%, 2014                                              1,000                  992
Nextel Partners, Inc., 8.13%, 2011                          1,500                1,586
Poland Telecom Finance BV, 14.00%, 2007 (b) (c) (e)         3,000                   --
Qwest Communications International, Inc.,
   7.00%, 2009                                              2,230                1,974
   8.88%, 2012 (144A security acquired Aug. &
   Oct. 2002 for $1,208) (a)                                1,390                1,578
Rogers Wireless Communications, Inc., 9.63%, 2011             640                  783
Rural Cellular Corp.,
   9.75%, 2010                                                250                  224
   8.25%, 2012 (144A security acquired Mar. 2004
   for $1,010) (a)                                          1,000                1,023
SBA Communications Corp., 10.25%, 2009                        500                  495
Spectrasite, Inc., 8.25%, 2010                              1,000                1,070
Triton PCS Corp., 8.75%, 2011                                 870                  822
                                                                              --------
                                                                                21,613
                                                                              --------
Textiles - 1.4%
Philips-Van Heusen Corp. 8.13%, 2013                        2,000                2,150
                                                                              --------
Utilities - 8.4%
AES Corp., 7.75%, 2014                                      1,000                1,001
Allegheney Energy Supply Co., 7.80%, 2011                     500                  487
Coastal Corp., 7.75%, 2010                                  1,500                1,305


                                                        Principal                Value
                                                            (000)                (000)
--------------------------------------------------------------------------------------
Utilities (continued)
Dynegy Holdings, Inc.,
   6.88%, 2011                                             $  250             $    217
   7.13%, 2018                                                500                  406
Edison Mission Energy, 7.73%, 2009                            500                  485
El Paso Corp., 7.88%, 2012                                  1,270                1,137
Midland Funding II, 11.75%, 2005                            2,474                2,623
NRG Energy, Inc., 8.00%, 2013
   (144A security acquired Mar. 2004 for $521) (a)            500                  516
SESI LLC, 8.88%, 2011                                         840                  916
Tennessee Gas Pipeline Co., 7.50%, 2017                     2,000                2,075
Williams Cos., Inc., 8.13%, 2012                            1,550                1,711
                                                                              --------
                                                                                12,879
                                                                              --------
Total Bonds and Notes (Cost - $202,647)                                        208,485
                                                                              --------

                                                       Number of
                                                          Shares
                                                       ---------
COMMON STOCK - 0.0%
Health Care - 0.0%
Mediq, Inc. (Cost - $6,197) (c) (d) (e)                   11,973                    --
                                                                              --------
PREFERRED STOCK - 3.5%
Broadcasting & Media - 0.9%
Emmis Communications Corp., 6.25%                         13,300                   649
Sinclair Broadcast Group, 6.00%                           14,500                   674
                                                                              --------
                                                                                 1,323
                                                                              --------
Cable TV - 1.0%
CSC Holdings, Inc., 11.13%                                14,963                 1,562
                                                                              --------
Paper - 0.7%
Smurfit-Stone Container Co., 7.00%                        40,000                   990
                                                                              --------
Telecommunications - 0.6%
Crown Castle International Corp., 6.25%                   20,000                   920
                                                                              --------
Utilities - 0.3%
Calpine Capital Trust II, 5.50%                           10,000                   478
                                                                              --------
Total Preferred Stock (Cost - $4,806)                                            5,273
                                                                              --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             8
March 31, 2004 (Unaudited) (Continued)

                                                              Number of          Value
                                                                 Shares          (000)
--------------------------------------------------------------------------------------
WARRANTS - 0.0%
Pliant Corp., Exp. 2010 (144A security acquired
   Sep. 2000 for $135) (a) (c) (e)                                3,700       $     --
                                                                              --------
Total Warrants (Cost - $135)                                                        --
                                                                              --------

                                                              Principal
                                                                  (000)
                                                              ---------
SHORT-TERM OBLIGATION - 1.0%
Commercial Paper
American Express Credit Corp.,
   0.99%, 4/1/04                                                 $  458            458
   0.95%, 4/2/04                                                  1,020          1,020
                                                                              --------
Total Commercial Paper (Cost - $1,478)                                           1,478
                                                                              --------
TOTAL INVESTMENTS IN SECURITIES - 140.5%
   (Total Cost - $215,263) (f)                                                 215,236
Liabilities in excess of Cash and Other Assets - (40.5%)                       (61,992)
                                                                              --------
NET ASSETS - 100%                                                             $153,244
                                                                              ========

NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates restricted security; the aggregate value of restricted securities is $44,977,325 (aggregate cost
    $43,572,976), which is approximately 29.4% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

(b) Defaulted security due to bankruptcy.

(c) Fair valued security.

(d) Non-income-producing security.

(e) Illiquid security.

    Tax Information

(f) At March 31, 2004, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $215,102,037, was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value over
    tax cost                                                         14,609,237

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                                      (14,475,395)
                                                                    -----------
    Unrealized appreciation - net                                   $   133,842
                                                                    ===========

Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
March 31, 2004

                              Market             % of
                               Value            Market
                               (000)             Value
------------------------------------------------------
Ba/BB                        $ 43,501            20.9%
B/B                           125,407            60.1
Below B                        39,577            19.0
                             --------           -----
                             $208,485           100.0%
                             ========           =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statement of Assets and Liabilities
March 31, 2004 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                                    $ 215,236
Cash                                                                          1
Receivable for investments sold                                             548
Interest and dividends receivable                                         4,617
Investment for Trustees' deferred compensation plan                         234
                                                                      ---------
      Total assets                                                      220,636
                                                                      ---------
Liabilities:
Loan payable                                                             64,000
Payable for investments purchased                                         1,500
Dividend payable                                                          1,243
Deferred Trustees' fees payable                                             234
Advisory fees payable                                                       136
Accrued interest payable                                                    128
Audit and legal fees payable                                                 45
Custodian fees payable                                                       35
Insurance expense payable                                                    27
Administrative services fees payable                                         14
Transfer agent fees payable                                                  10
Shareholder reports payable                                                   6
Other                                                                        14
                                                                      ---------
      Total liabilities                                                  67,392
                                                                      ---------
Net Assets (Equivalent to $2.84 per share based on
   54,032 shares of beneficial interest outstanding;
   unlimited number of shares authorized)                             $ 153,244
                                                                      =========
Components of Net Assets:
Paid in capital                                                       $ 401,531
Undistributed net investment income                                         837
Accumulated net realized loss                                          (249,097)
Net unrealized depreciation of investments                                  (27)
                                                                      ---------
Net Assets                                                            $ 153,244
                                                                      =========
Cost of Investments                                                   $ 215,263
                                                                      =========

Statement of Operations
For the Three Months Ended March 31, 2004 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                                             $ 4,700
   Dividends                                                                 55
                                                                        -------
      Total income                                                        4,755
Expenses:
   Investment advisory fees                           $   401
   Interest expense                                       268
   Audit and legal fees                                    29
   Custodian fees                                          29
   Shareholder reports                                     29
   Administrative services fees                            17
   Transfer agent fees                                     17
   Stock exchange fees                                     14
   Trustees' fees                                          11
   Insurance expense                                        8
                                                      -------
      Total expenses                                      823
                                                      -------
Net Investment Income                                                     3,932
                                                                        -------
Realized and Unrealized Gain (Loss)
   on Investments:
Net realized gain from investments                                        2,077
Net change in unrealized appreciation
   of investments                                                        (3,580)
                                                                        -------
Net Realized and Unrealized Loss
   on Investments                                                        (1,503)
                                                                        -------
Net Increase in Net Assets Resulting
   from Operations                                                      $ 2,429
                                                                        =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10

Statements of Changes in Net Assets
(In Thousands)

                                                    For the Three
                                                     Months Ended    For the Year
                                                       March 31,        Ended
                                                         2004        December 31,
                                                      (Unaudited)        2003
                                                    -------------    ------------
Operations:
Net investment income                                 $   3,932       $  17,177
Net realized gain (loss) from
   investments                                            2,077         (21,529)
Net change in unrealized appreciation
   (depreciation) on investments                         (3,580)         43,218
                                                      ---------       ---------
Net increase from operations                              2,429          38,866
                                                      ---------       ---------
Dividends and Distributions:
From net investment income                               (3,725)        (15,126)
                                                      ---------       ---------
Total dividends and distributions                        (3,725)        (15,126)
                                                      ---------       ---------
Capital Share Transactions:
Net increase from 84 and
   466 capital shares issued to
   shareholders in reinvestment
   of distributions, respectively                           242           1,020
                                                      ---------       ---------
Net increase from Fund share
   transactions                                             242           1,020
                                                      ---------       ---------
Net Increase (Decrease) in
   Net Assets                                            (1,054)         24,760
Net Assets:
Beginning of period                                     154,298         129,538
                                                      ---------       ---------
End of period *                                       $ 153,244       $ 154,298
                                                      =========       =========
* includes undistributed net investment
   income of:                                         $     837       $     630
                                                      =========       =========

Statement of Cash Flows
For the Three Months Ended March 31, 2004 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
Decrease in borrowing                                                  $ (4,000)
Dividends paid in cash                                                   (3,751)
                                                                       --------
Total amount used                                                        (7,751)
                                                                       --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                                       (32,140)
Proceeds from sales of portfolio securities                              34,449
                                                                       --------
Total amount provided                                                     2,309
                                                                       --------
Net Investment Income (excludes net
   amortized discount and premium
   of $145)                                                               3,787
Net change in receivables/payables related
   to operations                                                             94
Net maturities of short-term investment securities                        1,252
                                                                       --------
Total other amounts                                                       5,133
                                                                       --------
Net decrease in cash                                                       (309)
Cash, beginning of period                                                   310
                                                                       --------
Cash, End of Period                                                    $      1
                                                                       ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                            For the Three
                                             Months Ended                    For the Year Ended December 31,
                                            March 31, 2004    -------------------------------------------------------------
                                             (Unaudited)        2003         2002       2001 (c)       2000         1999
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period          $   2.86        $   2.42     $   3.05     $   3.88     $   5.92     $   6.39
Income from investment operations
Net investment income (a)                         0.07            0.32         0.36         0.55         0.68         0.81
Net realized and unrealized gain (loss)
 on investments                                  (0.02)           0.40        (0.62)       (0.81)       (1.99)       (0.46)
                                              --------        --------     --------     --------     --------     --------
Total from investment operations                  0.05            0.72        (0.26)       (0.26)       (1.31)        0.35
                                              --------        --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income             (0.07)          (0.28)       (0.29)       (0.57)       (0.73)       (0.82)
Distributions from capital                          --              --        (0.08)          --           --           --
                                              --------        --------     --------     --------     --------     --------
Total dividends and distributions                (0.07)          (0.28)       (0.37)       (0.57)       (0.73)       (0.82)
                                              --------        --------     --------     --------     --------     --------
Net asset value, end of period                $   2.84        $   2.86     $   2.42     $   3.05     $   3.88     $   5.92
                                              ========        ========     ========     ========     ========     ========
Market value, end of period                   $   2.84        $   2.87     $   2.32     $   3.36     $   4.19     $   5.38
                                              ========        ========     ========     ========     ========     ========
Total Investment Return:
Per share market value                            1.37%(d)       37.23%      (21.23)%      (6.85)%     (10.05)%     (16.18)%
Per share net asset value (b)                     1.72%(d)       31.25%       (9.07)%      (7.31)%     (24.21)%       5.78%
Ratios to Average Net Assets
Expenses (includes interest expense)              2.13%(e)        2.21%        2.53%        3.43%        4.16%        3.40%
Expenses (excludes interest expense)              1.44%(e)        1.46%        1.49%        1.26%        1.09%        1.02%
Net investment income                            10.20%(e)       11.99%       13.29%       15.56%       13.13%       13.05%
Portfolio Turnover                                  16%(d)          93%         134%          82%          38%          49%
Net Assets, End of Period (000 omitted)       $153,244        $154,298     $129,538     $161,693     $202,401     $305,352

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(d) Not annualized.
(e) Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)            12

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally, the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund invests in high yield bonds--i.e., fixed income securities

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)(Continued) 13

rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased undistributed net investment income by $1,118,056 and decreased accumulated net realized loss by $2,871,198 and decreased paid in capital by $1,753,142.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)(Continued) 14

assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2006. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the quarter ended March 31, 2004, were $66,439,560, at an average annual interest rate of approximately 1.62%. As of March 31, 2004, the Fund was paying interest at an annual rate of 1.54% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare, in turn, pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the quarter ended March 31, 2004, the Fund paid or accrued $16,685.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the quarter ended March 31, 2004, were $33,639,792 and $34,996,101, respectively.

6. Tax Information. As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $315,596 and a capital loss carryover of $250,975,546, of which $28,686,393, $35,363,213, $55,878,285, $102,576,339 and $28,471,316 will expire in 2007, 2008, 2009, 2010 and 2011, respectively. For 2003, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      15
(Unaudited)

Trustees
Russell H. Jones
Senior Vice President, Chief
Investment Officer and Treasurer,
Kaman Corporation

Paul J. McDonald
Special Advisor to the Board of
Directors, Friendly Ice Cream
Corporation

Richard H. Forde
Managing Director, CIGNA
Retirement & Investment Services,
Inc. and TimesSquare Capital
Management, Inc.

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut

Carol Ann Hayes
Director and Chair of Audit
Committee, Reed and Barton
Corporation

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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